UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): November 7, 2007

SunLink Health Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-12607

Ohio	310621189
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway

Suite 1120

Atlanta, Georgia 30339

(Address of Principal Executive Offices, Including Zip Code)

770-933-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 7, 2007, SunLink Health Systems, Inc. (the “Company”) received an unsolicited conditional expression of interest from Resurgence Health Group, LLC (“RHG”) regarding the acquisition of the Company by RHG. The RHG conditional expression of interest letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 8, 2007, the Company issued a press release relating to the unsolicited conditional expression of interest of RHG. The Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Conditional expression of interest letter of RHG to the Company, dated November 7, 2007.

99.2	Press Release, dated November 8, 2007, regarding the unsolicited conditional expression of interest of RHG.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SunLink Health Systems, Inc.

Date: November 15, 2007	By:	/s/ Robert M. Thornton, Jr.
Robert M. Thornton, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Conditional expression of interest letter of RHG to the Company, dated November 7, 2007.

99.2	Press Release, dated November 8, 2007, regarding the unsolicited conditional expression of interest of RHG.